UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                 )

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EverBank Financial Corp

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To: All EverBank Associates

From: Rob Clements and Blake Wilson

Subject: An Important Message from Our Chairman and President

Header: Update on Future Leadership for Our Post-Acquisition Bank

Dear Colleagues:

EverBank and TIAA are making solid progress toward completion of our acquisition, as teams from both companies work to identify key requirements for Legal Day 1 and develop transition and future operating plans. Last month, TIAA announced new senior executive leadership of the post-acquisition bank, and today we’re pleased to share with you the appointment of other senior leaders for the combined bank.

We’re extremely fortunate to have a very deep and exceptionally talented bench of banking professionals at TIAA and EverBank, and the new leadership team for the future combined bank reflects the management strength of both companies. The new leadership team for the combined bank is outlined in this org chart.

As we previously announced, Kathie Andrade, CEO of TIAA’s Retail Financial Services business, will serve as chairperson of the board of directors of the new bank, while also remaining in her current retail leadership role. Blake Wilson will be president, CEO and a board director of the combined bank. Rob Clements will retire as chairman and CEO of EverBank Financial Corp when the transaction closes, but has agreed to serve as a member of the new bank’s board of directors.

Rick Calero, who currently leads TIAA’s bank, will serve as Head of the Affiliates Division of the combined bank. In this key role reporting directly to Blake, Rick will be responsible for extending consumer and commercial banking services to TIAA’s customers nationwide, as well as integrating banking within TIAA’s institutional customer offering. Rick’s organization will continue to include TIAA’s Trust business.

John Surface, our Senior EVP and Head of Corporate Development and Strategy, has decided to leave EverBank after the transaction closes to pursue new opportunities. John has been with our company for more than 17 years and has played an instrumental role in the growth and development of EverBank, directing our corporate strategy, capital raising, mergers and acquisitions and investor relations. We wish him much success in the future.

Claudia Sáenz Amlie, EverBank EVP and Chief Human Resources Officer, has decided to step down from her role after the close of the transaction. As head of our HR organization, Claudia is responsible for talent acquisition, compensation and benefits, employment practices, organizational development and diversity and inclusion efforts across EverBank. Claudia has agreed to remain in a short-term capacity following the close of the transaction to support the transition of her responsibilities. Claudia has been a vital member of our executive team and we wish her all the best in the next chapter of her career following this transition.

Christina Estrada, the HR leader for TIAA’s Retail organization, will serve as the new head of HR for the combined bank. As we’ve noted many times, TIAA and EverBank share the same values, and valuing our people has long been a top priority for both companies. We’re very pleased that Christina will be joining the combined bank to help continue our efforts to create the finest banking teams in the industry.

Kathie announced the new leadership organization for the combined future bank to TIAA employees this morning. In her email, Kathie underscored the importance of banking for TIAA’s long-term strategy, calling the future combined bank the “central anchor” of TIAA’s retail offering to clients.

TIAA and EverBank must operate as separate companies until the acquisition is completed sometime in the first half of 2017. In the meantime, both companies are working hard to determine the best operating model for the combined bank and the optimum alignment for our highly talented staffs to create what we know will be many new and exciting avenues for professional growth and development.

We understand that the lack of exact clarity about the future of the combined bank is stressful, and we want to thank each of you for remaining sharply focused on your job and serving our clients during this transition.

We’ll continue to provide updates on our progress as we meet important milestones, including our special meeting of EverBank Financial Corp stockholders on November 9 to approve the acquisition.

Sincerely,

Rob Clements and Blake Wilson

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger between EverBank Financial Corp and Teachers Insurance and Annuity Association of America (“TIAA”). In connection with the transaction, EverBank Financial Corp filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) on September 30, 2016. The definitive proxy statement has been mailed to the stockholders of EverBank Financial Corp on or about September 29, 2016 to solicit the required approval of holders of EverBank Financial Corp’s common stock in connection with the merger. INVESTORS AND STOCKHOLDERS OF EVERBANK FINANCIAL CORP ARE URGED TO READ CAREFULLY EVERBANK FINANCIAL CORP’S DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. In addition to receiving the definitive proxy statement from EverBank Financial Corp in the mail, investors and stockholders may also obtain copies of the definitive proxy statement as well as other relevant documents, when filed, free of charge at the SEC’s website (https://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at investorrelations@everbank.com, or by visiting EverBank Financial Corp’s website (https://about.everbank/investors/).

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp’s common stock in connection with the proposed transaction. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement, which was filed with the SEC on September 30, 2016. Investors and stockholders should read carefully the definitive proxy statement and other relevant documents filed with the SEC when they become available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed merger between

TIAA and EverBank Financial Corp, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this communication, including, but not limited to: the risk that the merger may not be completed in a timely manner or at all, which may adversely affect EverBank Financial Corp’s business and the price of EverBank Financial Corp’s common stock; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; EverBank Financial Corp’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on EverBank Financial Corp’s business relationships, operating results, and business generally; risks that the proposed merger disrupts current plans and operations of EverBank Financial Corp and potential difficulties in EverBank Financial Corp employee retention as a result of the merger; risks related to diverting management’s attention from EverBank Financial Corp’s ongoing business operations; the outcome of any legal proceedings that may be instituted against EverBank Financial Corp related to the merger agreement or the merger; the amount of the costs, fees, expenses and other charges related to the merger; the ability of TIAA to successfully integrate EverBank Financial Corp’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to EverBank Financial Corp’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to EverBank Financial Corp’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Neither TIAA nor EverBank Financial Corp undertakes any obligation to revise these statements following the date of this communication, except as required by law.